UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2004




                            WILD OATS MARKETS, INC.
             (Exact name of registrant as specified in its charter)


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          Delaware                   0-21577                 84-1100630
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(State or other jurisdiction of     Commission             (I.R.S. Employer
incorporation or organization)      File Number         Identification Number)
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                               3375 Mitchell Lane
                            Boulder, Colorado 80301
          (Address of principal executive offices, including zip code)

                 (303) 440-5220 (Registrant's telephone number,
                              including area code)





ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On June 1, 2004, Wild Oats Markets, Inc. issued a press release announcing the completion of its offering of convertible senior debentures. The press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits No.      Description

Exhibit 99.1      Press Release of Wild Oats Markets, Inc. dated June 1, 2004.




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                              Wild Oats Markets, Inc.

                                                   /s/ Freya R. Brier
                                              By:  ___________________________
                                                   Freya R. Brier
Date: June 2, 2004                                 Executive Officer

                                 EXHIBIT INDEX

Exhibit No.       Description

Exhibit 99.1      Press Release of Wild Oats Markets, Inc. dated June 1, 2004.